EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2016

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–14
Corporate & Investment Bank	15–17
Commercial Banking	18–19
Asset Management	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures and Other Notes	28
Glossary of Terms (a)

(a)	Refer to the Glossary of Terms on pages 311–315 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
								1Q16 Change
SELECTED INCOME STATEMENT DATA	1Q16		4Q15	3Q15	2Q15		1Q15	4Q15	1Q15
Reported Basis
Total net revenue	$23,239		$22,885	$22,780	$23,812		$24,066	2%	(3)%
Total noninterest expense	13,837		14,263	15,368	14,500		14,883	(3)	(7)
Pre-provision profit	9,402		8,622	7,412	9,312		9,183	9	2
Provision for credit losses	1,824		1,251	682	935		959	46	90
NET INCOME	5,520		5,434	6,804	6,290		5,914	2	(7)

Managed Basis (a)
Total net revenue	24,083		23,747	23,535	24,531		24,820	1	(3)
Total noninterest expense	13,837		14,263	15,368	14,500		14,883	(3)	(7)
Pre-provision profit	10,246		9,484	8,167	10,031		9,937	8	3
Provision for credit losses	1,824		1,251	682	935		959	46	90
NET INCOME	5,520		5,434	6,804	6,290		5,914	2	(7)

EARNINGS PER SHARE DATA
Net income: Basic	$1.36		$1.34	$1.70	$1.56		$1.46	1	(7)
Diluted	1.35		1.32	1.68	1.54		1.45	2	(7)
Average shares: Basic	3,669.9		3,674.2	3,694.4	3,707.8		3,725.3	—	(1)
Diluted	3,696.9		3,704.6	3,725.6	3,743.6		3,757.5	—	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$216,547		$241,899	$224,438	$250,581		$224,818	(10)	(4)
Common shares at period-end	3,656.7		3,663.5	3,681.1	3,698.1		3,711.1	—	(1)
Closing share price (b)	$59.22		$66.03	$60.97	$67.76		$60.58	(10)	(2)
Book value per share	61.28		60.46	59.67	58.49		57.77	1	6
Tangible book value per share (c)	48.96		48.13	47.36	46.13		45.45	2	8
Cash dividends declared per share	0.44		0.44	0.44	0.44	(h)	0.40	—	10

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	9%		9%	12%	11%		11%
Return on tangible common equity (“ROTCE”) (c)	12		11	15	14		14
Return on assets	0.93		0.90	1.11	1.01		0.94

High quality liquid assets (“HQLA”) (in billions) (e)	$505	(g)	$496	$505	$532		$614	2	(18)

CAPITAL RATIOS (f)
Common equity Tier 1 (“CET1”) capital ratio	11.8%	(g)	11.8%	11.5%	11.2%		10.7%
Tier 1 capital ratio	13.5	(g)	13.5	13.3	12.8		12.1
Total capital ratio	15.1	(g)	15.1	14.9	14.4		13.6
Tier 1 leverage ratio	8.6	(g)	8.5	8.4	8.0		7.5

Note: Effective January 1, 2016, the Firm adopted new accounting guidance related to (1) the recognition and measurement of debit valuation adjustments ("DVA") on financial liabilities where the fair value option has been elected, and (2) the accounting for share-based payments. For additional information, see Notes 1 and 2 on page 28.

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Share price shown is from the New York Stock Exchange.

(c)
Tangible book value per share and ROTCE are non-GAAP financial measures. Tangible book value per share represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of average TCE. For further discussion of these measures, see page 28.

(d)	Quarterly ratios are based upon annualized amounts.

(e)
HQLA represents the amount of assets that qualify for inclusion in the liquidity coverage ratio under the final U.S. rule (“U.S. LCR”). For additional information on HQLA and LCR, see page 160 of the 2015 Annual Report.

(f)
Ratios presented are calculated under the Basel III Transitional capital rules and represent the Collins Floor. See footnote (a) on page 9 for additional information on Basel III and the Collins Floor.

(g)	Estimated.

(h)	On May 19, 2015, the Board of Directors increased the quarterly common stock dividend from $0.40 to $0.44 per share.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,423,808	$2,351,698	$2,416,635	$2,449,098	$2,576,619	3%	(6)%
Loans:
Consumer, excluding credit card loans	354,192	344,821	331,969	318,286	305,215	3	16
Credit card loans	126,090	131,463	126,979	126,025	123,257	(4)	2
Wholesale loans	367,031	361,015	350,509	346,936	335,713	2	9
Total Loans	847,313	837,299	809,457	791,247	764,185	1	11
Core loans (a)	746,196	732,093	698,988	674,767	641,285	2	16
Core loans (average) (a)	737,297	715,282	680,224	654,551	631,955	3	17

Deposits:
U.S. offices:
Noninterest-bearing	383,282	392,721	404,984	432,052	441,245	(2)	(13)
Interest-bearing	695,667	663,004	624,014	611,438	644,228	5	8
Non-U.S. offices:
Noninterest-bearing	20,913	18,921	20,174	21,777	18,484	11	13
Interest-bearing	221,954	205,069	223,934	222,065	263,930	8	(16)
Total deposits	1,321,816	1,279,715	1,273,106	1,287,332	1,367,887	3	(3)

Long-term debt (b)	290,754	288,651	292,503	286,240	280,123	1	4
Common stockholders’ equity	224,089	221,505	219,660	216,287	214,371	1	5
Total stockholders’ equity	250,157	247,573	245,728	241,205	235,864	1	6

Loans-to-deposits ratio	64%	65%	64%	61%	56%

Headcount	237,420	234,598	235,678	237,459	241,145	1	(2)

95% CONFIDENCE LEVEL- TOTAL VaR (c)
Average VaR	$54	$49	$54	$42	$43	10	26

LINE OF BUSINESS NET REVENUE (d)
Consumer & Community Banking	$11,117	$11,222	$10,879	$11,015	$10,704	(1)	4
Corporate & Investment Bank	8,135	7,069	8,168	8,723	9,582	15	(15)
Commercial Banking	1,803	1,760	1,644	1,739	1,742	2	4
Asset Management	2,972	3,045	2,894	3,175	3,005	(2)	(1)
Corporate	56	651	(50)	(121)	(213)	(91)	NM
TOTAL NET REVENUE	$24,083	$23,747	$23,535	$24,531	$24,820	1	(3)

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$2,490	$2,407	$2,630	$2,533	$2,219	3	12
Corporate & Investment Bank	1,979	1,748	1,464	2,341	2,537	13	(22)
Commercial Banking	496	550	518	525	598	(10)	(17)
Asset Management	587	507	475	451	502	16	17
Corporate	(32)	222	1,717	440	58	NM	NM
NET INCOME	$5,520	$5,434	$6,804	$6,290	$5,914	2	(7)

(a)
Loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

(b)
Included unsecured long-term debt of $216.1 billion, $211.8 billion, $214.6 billion, $209.1 billion and $209.0 billion for the periods ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively.

(c)
As part of the Firm’s continuous evaluation and periodic enhancement of its VaR model calculations, during the second quarter of 2015 the Firm refined the historical proxy time series inputs to certain VaR models to more appropriately reflect the risk exposure from certain asset-backed products. Had these new time series been used as inputs into these VaR models in the first quarter of 2015, the Firm estimates they would have resulted in a reduction to average total VaR of $3 million. For information regarding CIB VaR, see Corporate & Investment Bank on page 17.

(d)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q16 Change
REVENUE	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
Investment banking fees	$1,333	$1,520	$1,604	$1,833	$1,794	(12)%	(26)%
Principal transactions	2,679	1,552	2,367	2,834	3,655	73	(27)
Lending- and deposit-related fees	1,403	1,450	1,463	1,418	1,363	(3)	3
Asset management, administration and commissions	3,624	3,842	3,845	4,015	3,807	(6)	(5)
Securities gains	51	73	33	44	52	(30)	(2)
Mortgage fees and related income	667	556	469	783	705	20	(5)
Card income	1,301	1,431	1,447	1,615	1,431	(9)	(9)
Other income	801	1,236	628	586	582	(35)	38
Noninterest revenue	11,859	11,660	11,856	13,128	13,389	2	(11)
Interest income	13,552	13,155	12,739	12,514	12,565	3	8
Interest expense	2,172	1,930	1,815	1,830	1,888	13	15
Net interest income	11,380	11,225	10,924	10,684	10,677	1	7
TOTAL NET REVENUE	23,239	22,885	22,780	23,812	24,066	2	(3)

Provision for credit losses	1,824	1,251	682	935	959	46	90

NONINTEREST EXPENSE
Compensation expense	7,660	6,693	7,320	7,694	8,043	14	(5)
Occupancy expense	883	947	965	923	933	(7)	(5)
Technology, communications and equipment expense	1,618	1,657	1,546	1,499	1,491	(2)	9
Professional and outside services	1,548	1,824	1,776	1,768	1,634	(15)	(5)
Marketing	703	771	704	642	591	(9)	19
Other expense (a)	1,425	2,371	3,057	1,974	2,191	(40)	(35)
TOTAL NONINTEREST EXPENSE	13,837	14,263	15,368	14,500	14,883	(3)	(7)
Income before income tax expense	7,578	7,371	6,730	8,377	8,224	3	(8)
Income tax expense/(benefit) (b)	2,058	1,937	(74)	2,087	2,310	6	(11)
NET INCOME	$5,520	$5,434	$6,804	$6,290	$5,914	2	(7)

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.36	$1.34	$1.70	$1.56	$1.46	1	(7)
Diluted earnings per share	1.35	1.32	1.68	1.54	1.45	2	(7)

FINANCIAL RATIOS
Return on common equity (c)	9%	9%	12%	11%	11%
Return on tangible common equity (c)(d)	12	11	15	14	14
Return on assets (c)	0.93	0.90	1.11	1.01	0.94
Effective income tax rate (b)	27.2	26.3	(1.1)	24.9	28.1
Overhead ratio	60	62	67	61	62

See notes 1 and 2 on page 28.

(a)
Included Firmwide legal expense of $644 million, $1.3 billion, $291 million and $687 million for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively; legal expense for the three months ended March 31, 2016 was not material.

(b)
The three months ended September 30, 2015 reflected tax benefits of $2.2 billion, which reduced the Firm’s effective tax rate by 32.0%. The recognition of tax benefits in 2015 resulted from the resolution of various tax audits, as well as the release of U.S. deferred taxes associated with the restructuring of certain non-U.S. entities.

(c)	Quarterly ratios are based upon annualized amounts.

(d)	For further discussion of ROTCE see pages 2 and 28.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Mar 31, 2016
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2016	2015	2015	2015	2015	2015	2015
ASSETS
Cash and due from banks	$18,212	$20,490	$21,258	$24,095	$22,821	(11)%	(20)%
Deposits with banks	360,196	340,015	376,196	398,807	506,383	6	(29)
Federal funds sold and securities purchased under
resale agreements	223,220	212,575	218,467	212,850	219,344	5	2
Securities borrowed	102,937	98,721	105,668	98,528	108,376	4	(5)
Trading assets:
Debt and equity instruments	295,944	284,162	293,040	310,419	317,407	4	(7)
Derivative receivables	70,209	59,677	68,668	67,451	81,574	18	(14)
Securities	285,323	290,827	306,660	317,795	331,136	(2)	(14)
Loans	847,313	837,299	809,457	791,247	764,185	1	11
Less: Allowance for loan losses	13,994	13,555	13,466	13,915	14,065	3	(1)
Loans, net of allowance for loan losses	833,319	823,744	795,991	777,332	750,120	1	11
Accrued interest and accounts receivable	57,649	46,605	57,926	69,642	70,006	24	(18)
Premises and equipment	14,195	14,362	14,709	15,073	14,963	(1)	(5)
Goodwill	47,310	47,325	47,405	47,476	47,453	—	—
Mortgage servicing rights	5,658	6,608	6,716	7,571	6,641	(14)	(15)
Other intangible assets	940	1,015	1,036	1,091	1,128	(7)	(17)
Other assets	108,696	105,572	102,895	100,968	99,267	3	9
TOTAL ASSETS	$2,423,808	$2,351,698	$2,416,635	$2,449,098	$2,576,619	3	(6)

LIABILITIES
Deposits	$1,321,816	$1,279,715	$1,273,106	$1,287,332	$1,367,887	3	(3)
Federal funds purchased and securities loaned or sold
under repurchase agreements	160,999	152,678	180,319	180,897	196,578	5	(18)
Commercial paper	17,490	15,562	19,656	42,238	55,655	12	(69)
Other borrowed funds	19,703	21,105	27,174	30,061	29,035	(7)	(32)
Trading liabilities:
Debt and equity instruments	87,963	74,107	84,334	80,396	84,437	19	4
Derivative payables	59,319	52,790	57,140	59,026	73,836	12	(20)
Accounts payable and other liabilities	176,934	177,638	187,986	191,749	202,157	—	(12)
Beneficial interests issued by consolidated VIEs	38,673	41,879	48,689	49,954	51,047	(8)	(24)
Long-term debt	290,754	288,651	292,503	286,240	280,123	1	4
TOTAL LIABILITIES	2,173,651	2,104,125	2,170,907	2,207,893	2,340,755	3	(7)

STOCKHOLDERS’ EQUITY
Preferred stock	26,068	26,068	26,068	24,918	21,493	—	21
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	91,782	92,500	92,316	92,204	92,245	(1)	(1)
Retained earnings	149,730	146,420	143,050	138,294	134,048	2	12
Accumulated other comprehensive income	782	192	751	1,102	2,430	307	(68)
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(22,289)	(21,691)	(20,541)	(19,397)	(18,436)	(3)	(21)
TOTAL STOCKHOLDERS’ EQUITY	250,157	247,573	245,728	241,205	235,864	1	6
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,423,808	$2,351,698	$2,416,635	$2,449,098	$2,576,619	3	(6)

See notes 1 and 2 on page 28.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS
						1Q16 Change
AVERAGE BALANCES	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
ASSETS
Deposits with banks	$364,200	$382,098	$413,038	$437,776	$480,182	(5)%	(24)%
Federal funds sold and securities purchased under
resale agreements	204,992	202,205	201,673	205,352	217,546	1	(6)
Securities borrowed	103,461	104,672	98,193	107,178	111,197	(1)	(7)
Trading assets - debt instruments	208,315	204,365	202,388	208,823	210,069	2	(1)
Securities	284,488	297,648	307,364	323,941	334,967	(4)	(15)
Loans	840,526	823,057	793,584	774,205	757,638	2	11
Other assets (a)	38,001	37,012	40,650	40,362	37,202	3	2
Total interest-earning assets	2,043,983	2,051,057	2,056,890	2,097,637	2,148,801	—	(5)
Trading assets - equity instruments	85,280	95,609	96,868	117,638	112,118	(11)	(24)
Trading assets - derivative receivables	70,651	66,043	69,646	73,805	83,901	7	(16)
All other noninterest-earning assets	195,007	195,544	197,812	204,753	211,671	—	(8)
TOTAL ASSETS	$2,394,921	$2,408,253	$2,421,216	$2,493,833	$2,556,491	(1)	(6)
LIABILITIES
Interest-bearing deposits	$884,082	$864,878	$852,219	$869,523	$904,325	2	(2)
Federal funds purchased and securities loaned or
sold under repurchase agreements	171,246	181,995	188,006	200,054	200,236	(6)	(14)
Commercial paper	17,537	17,952	26,167	49,020	60,013	(2)	(71)
Trading liabilities - debt, short-term and other liabilities (b)	196,233	196,154	198,876	213,246	223,361	—	(12)
Beneficial interests issued by consolidated VIEs	39,839	44,774	49,808	51,600	50,677	(11)	(21)
Long-term debt	288,160	290,083	288,413	282,262	278,840	(1)	3
Total interest-bearing liabilities	1,597,097	1,595,836	1,603,489	1,665,705	1,717,452	—	(7)
Noninterest-bearing deposits	399,186	412,575	418,742	429,622	432,188	(3)	(8)
Trading liabilities - equity instruments	18,504	16,806	17,595	16,528	18,210	10	2
Trading liabilities - derivative payables	60,591	57,053	61,754	64,249	76,049	6	(20)
All other noninterest-bearing liabilities	71,914	80,366	76,895	80,515	79,415	(11)	(9)
TOTAL LIABILITIES	2,147,292	2,162,636	2,178,475	2,256,619	2,323,314	(1)	(8)
Preferred stock	26,068	26,068	25,718	23,476	20,825	—	25
Common stockholders’ equity	221,561	219,549	217,023	213,738	212,352	1	4
TOTAL STOCKHOLDERS’ EQUITY	247,629	245,617	242,741	237,214	233,177	1	6
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,394,921	$2,408,253	$2,421,216	$2,493,833	$2,556,491	(1)	(6)

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.51%	0.32%	0.28%	0.29%	0.29%
Federal funds sold and securities purchased under
resale agreements	1.09	0.83	0.85	0.66	0.74
Securities borrowed (d)	(0.36)	(0.51)	(0.48)	(0.59)	(0.44)
Trading assets - debt instruments	3.31	3.16	3.04	3.37	3.39
Securities	2.98	3.11	2.85	2.77	2.82
Loans	4.26	4.20	4.24	4.21	4.28
Other assets (a)	2.04	1.71	1.67	1.74	1.59
Total interest-earning assets	2.72	2.60	2.51	2.44	2.42

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.15	0.13	0.14	0.14	0.16
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.61	0.36	0.34	0.29	0.29
Commercial paper	0.75	0.49	0.35	0.25	0.23
Trading liabilities - debt, short-term and other liabilities (b)	0.47	0.33	0.26	0.32	0.28
Beneficial interests issued by consolidated VIEs	1.14	0.99	0.92	0.85	0.79
Long-term debt	1.70	1.62	1.50	1.52	1.59
Total interest-bearing liabilities	0.55	0.48	0.45	0.44	0.45

INTEREST RATE SPREAD	2.17%	2.12%	2.06%	2.00%	1.97%
NET YIELD ON INTEREST-EARNING ASSETS	2.30%	2.23%	2.16%	2.09%	2.07%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is a result of increased client-driven demand for certain securities combined with the impact of low interest rates; this is matched book activity and the negative interest expense on the corresponding securities loaned is recognized in interest expense and reported within trading liabilities - debt, short-term and other liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 28.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
OTHER INCOME
Other income - reported	$801	$1,236	$628	$586	$582	(35)%	38%
Fully taxable-equivalent adjustments (a)	551	575	477	447	481	(4)	15
Other income - managed	$1,352	$1,811	$1,105	$1,033	$1,063	(25)	27

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$11,859	$11,660	$11,856	$13,128	$13,389	2	(11)
Fully taxable-equivalent adjustments (a)	551	575	477	447	481	(4)	15
Total noninterest revenue - managed	$12,410	$12,235	$12,333	$13,575	$13,870	1	(11)

NET INTEREST INCOME
Net interest income - reported	$11,380	$11,225	$10,924	$10,684	$10,677	1	7
Fully taxable-equivalent adjustments (a)	293	287	278	272	273	2	7
Net interest income - managed	$11,673	$11,512	$11,202	$10,956	$10,950	1	7

TOTAL NET REVENUE
Total net revenue - reported	$23,239	$22,885	$22,780	$23,812	$24,066	2	(3)
Fully taxable-equivalent adjustments (a)	844	862	755	719	754	(2)	12
Total net revenue - managed	$24,083	$23,747	$23,535	$24,531	$24,820	1	(3)

PRE-PROVISION PROFIT
Pre-provision profit - reported	$9,402	$8,622	$7,412	$9,312	$9,183	9	2
Fully taxable-equivalent adjustments (a)	844	862	755	719	754	(2)	12
Pre-provision profit - managed	$10,246	$9,484	$8,167	$10,031	$9,937	8	3

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$7,578	$7,371	$6,730	$8,377	$8,224	3	(8)
Fully taxable-equivalent adjustments (a)	844	862	755	719	754	(2)	12
Income before income tax expense - managed	$8,422	$8,233	$7,485	$9,096	$8,978	2	(6)

INCOME TAX EXPENSE
Income tax expense/(benefit) - reported	$2,058	$1,937	$(74)	$2,087	$2,310	6	(11)
Fully taxable-equivalent adjustments (a)	844	862	755	719	754	(2)	12
Income tax expense - managed	$2,902	$2,799	$681	$2,806	$3,064	4	(5)

OVERHEAD RATIO
Overhead ratio - reported	60%	62%	67%	61%	62%
Overhead ratio - managed	57	60	65	59	60

See notes 1 and 2 on page 28.

(a)	Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$11,117	$11,222	$10,879	$11,015	$10,704	(1)%	4%
Corporate & Investment Bank	8,135	7,069	8,168	8,723	9,582	15	(15)
Commercial Banking	1,803	1,760	1,644	1,739	1,742	2	4
Asset Management	2,972	3,045	2,894	3,175	3,005	(2)	(1)
Corporate	56	651	(50)	(121)	(213)	(91)	NM
TOTAL NET REVENUE	$24,083	$23,747	$23,535	$24,531	$24,820	1	(3)

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,088	$6,272	$6,237	$6,210	$6,190	(3)	(2)
Corporate & Investment Bank	4,808	4,436	6,131	5,137	5,657	8	(15)
Commercial Banking	713	750	719	703	709	(5)	1
Asset Management	2,075	2,196	2,109	2,406	2,175	(6)	(5)
Corporate	153	609	172	44	152	(75)	1
TOTAL NONINTEREST EXPENSE	$13,837	$14,263	$15,368	$14,500	$14,883	(3)	(7)

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$5,029	$4,950	$4,642	$4,805	$4,514	2	11
Corporate & Investment Bank	3,327	2,633	2,037	3,586	3,925	26	(15)
Commercial Banking	1,090	1,010	925	1,036	1,033	8	6
Asset Management	897	849	785	769	830	6	8
Corporate	(97)	42	(222)	(165)	(365)	NM	73
PRE-PROVISION PROFIT	$10,246	$9,484	$8,167	$10,031	$9,937	8	3

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,050	$1,038	$389	$702	$930	1	13
Corporate & Investment Bank	459	81	232	50	(31)	467	NM
Commercial Banking	304	117	82	182	61	160	398
Asset Management	13	17	(17)	—	4	(24)	225
Corporate	(2)	(2)	(4)	1	(5)	—	60
PROVISION FOR CREDIT LOSSES	$1,824	$1,251	$682	$935	$959	46	90

NET INCOME
Consumer & Community Banking	$2,490	$2,407	$2,630	$2,533	$2,219	3	12
Corporate & Investment Bank	1,979	1,748	1,464	2,341	2,537	13	(22)
Commercial Banking	496	550	518	525	598	(10)	(17)
Asset Management	587	507	475	451	502	16	17
Corporate	(32)	222	1,717	440	58	NM	NM
TOTAL NET INCOME	$5,520	$5,434	$6,804	$6,290	$5,914	2	(7)

See notes 1 and 2 on page 28.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Mar 31, 2016
							Change
	Mar 31,		Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2016		2015	2015	2015	2015	2015	2015
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$177,531	(f)	$175,398	$173,577	$169,769	$167,142	1%	6%
Tier 1 capital	202,399	(f)	200,482	199,211	194,714	188,760	1	7
Total capital	236,954	(f)	234,413	234,377	228,303	223,159	1	6
Risk-weighted assets	1,473,316	(f)	1,465,262	1,503,370	1,499,638	1,536,688	1	(4)
CET1 capital ratio	12.0%	(f)	12.0%	11.5%	11.3%	10.9%
Tier 1 capital ratio	13.7	(f)	13.7	13.3	13.0	12.3
Total capital ratio	16.1	(f)	16.0	15.6	15.2	14.5

Advanced Transitional
CET1 capital	$177,531	(f)	175,398	173,577	169,769	167,142	1	6
Tier 1 capital	202,399	(f)	200,482	199,211	194,714	188,760	1	7
Total capital	226,659	(f)	224,616	223,877	218,724	213,270	1	6
Risk-weighted assets	1,502,333	(f)	1,485,336	1,502,685	1,520,140	1,562,570	1	(4)
CET1 capital ratio	11.8%	(f)	11.8%	11.6%	11.2%	10.7%
Tier 1 capital ratio	13.5	(f)	13.5	13.3	12.8	12.1
Total capital ratio	15.1	(f)	15.1	14.9	14.4	13.6

Leverage-based capital metrics
Adjusted average assets (b)	$2,345,926	(f)	$2,361,177	$2,375,317	$2,447,864	$2,510,378	(1)	(7)
Tier 1 leverage ratio	8.6%	(f)	8.5%	8.4%	8.0%	7.5%
SLR leverage exposure (c)	$3,047,453	(f)	$3,079,797	3,116,633	3,223,351	3,300,300	(1)	(8)
SLR (c)	6.6%	(f)	6.5%	6.4%	6.0%	5.7%

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders’ equity	$224,089		$221,505	$219,660	$216,287	$214,371	1	5
Less: Goodwill	47,310		47,325	47,405	47,476	47,453	—	—
Less: Other intangible assets	940		1,015	1,036	1,091	1,128	(7)	(17)
Add: Deferred tax liabilities (e)	3,205		3,148	3,105	2,876	2,870	2	12
Total tangible common equity	$179,044		$176,313	$174,324	$170,596	$168,660	2	6

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders’ equity	$221,561		$219,549	$217,023	$213,738	$212,352	1	4
Less: Goodwill	47,332		47,377	47,428	47,485	47,491	—	—
Less: Other intangible assets	985		1,030	1,064	1,113	1,162	(4)	(15)
Add: Deferred tax liabilities (e)	3,177		3,127	2,991	2,873	2,862	2	11
Total tangible common equity	$176,421		$174,269	$171,522	$168,013	$166,561	1	6

INTANGIBLE ASSETS (period-end)
Goodwill	$47,310		$47,325	$47,405	$47,476	$47,453	—	—
Mortgage servicing rights	5,658		6,608	6,716	7,571	6,641	(14)	(15)
Other intangible assets	940		1,015	1,036	1,091	1,128	(7)	(17)
Total intangible assets	$53,908		$54,948	$55,157	$56,138	$55,222	(2)	(2)

See notes 1 and 2 on page 28.

(a)
Basel III presents two comprehensive methodologies for calculating risk-weighted assets: a Standardized approach and an Advanced approach. As required by the Collins Amendment of the Wall Street Reform and Consumer Protection Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Capital Management on pages 149-158 of JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2015.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on balance sheet assets that are subject to deduction from Tier 1 capital, predominately goodwill and other intangible assets.

(c)
The Firm is required to calculate a supplementary leverage ratio (“SLR”). The SLR is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Total leverage exposure is calculated by taking the Firm’s adjusted average assets as calculated for the Tier 1 leverage ratio, and adding certain off-balance sheet exposures, such as undrawn commitments and derivatives potential future exposure.

(d)	For further discussion of TCE, see page 28.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
							1Q16 Change
	1Q16	4Q15	3Q15	2Q15		1Q15	4Q15	1Q15
EARNINGS PER SHARE
Basic earnings per share
Net income	$5,520	$5,434	$6,804	$6,290		$5,914	2%	(7)%
Less: Preferred stock dividends	412	418	393	380		324	(1)	27
Net income applicable to common equity	5,108	5,016	6,411	5,910		5,590	2	(9)
Less: Dividends and undistributed earnings allocated to
participating securities	117	108	141	134		138	8	(15)
Net income applicable to common stockholders	$4,991	$4,908	$6,270	$5,776		$5,452	2	(8)

Total weighted-average basic shares outstanding	3,669.9	3,674.2	3,694.4	3,707.8		3,725.3	—	(1)
Net income per share	$1.36	$1.34	$1.70	$1.56		$1.46	1	(7)

Diluted earnings per share
Net income applicable to common stockholders	$4,991	$4,908	$6,270	$5,776		$5,452	2	(8)
Total weighted-average basic shares outstanding	3,669.9	3,674.2	3,694.4	3,707.8		3,725.3	—	(1)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and performance share units (“PSUs”) (a)	27.0	30.4	31.2	35.8		32.2	(11)	(16)
Total weighted-average diluted shares outstanding	3,696.9	3,704.6	3,725.6	3,743.6		3,757.5	—	(2)
Net income per share	$1.35	$1.32	$1.68	$1.54		$1.45	2	(7)

COMMON DIVIDENDS
Cash dividends declared per share	$0.44	$0.44	$0.44	$0.44	(d)	$0.40	—	10
Dividend payout ratio	32%	33%	26%	28%		27%

COMMON EQUITY REPURCHASE PROGRAM (b)
Total shares of common stock repurchased	29.2	19.0	19.1	19.2		32.5	54	(10)
Average price paid per share of common stock	$58.17	$63.92	$65.30	$65.32		$58.40	(9)	—
Aggregate repurchases of common equity	1,696	1,219	1,248	1,249		1,900	39	(11)

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	22.3	1.1	1.9	2.0		28.8	NM	(23)
Net impact of employee issuances on stockholders’ equity (c)	$366	$252	$248	$290		$333	45	10

See notes 1 and 2 on page 28.

(a)
Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans. The aggregate number of shares issuable upon the exercise of such options was not material for each of the three months ended March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively, and 1 million for the three months ended March 31, 2015.

(b)
On March 16, 2016, the Firm announced that its Board of Directors had authorized the repurchase of up to an additional $1.9 billion of common equity through June 30, 2016 under its current equity repurchase program. This amount is in addition to the $6.4 billion of common equity that was previously authorized for repurchase between April 1, 2015, and June 30, 2016.

(c)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

(d)	On May 19, 2015, the Board of Directors increased the quarterly common stock dividend from $0.40 to $0.44 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$769	$817	$836	$766	$718	(6)%	7%
Asset management, administration and commissions	530	524	565	553	530	1	—
Mortgage fees and related income	667	556	469	782	704	20	(5)
Card income	1,191	1,326	1,335	1,506	1,324	(10)	(10)
All other income	649	815	524	482	460	(20)	41
Noninterest revenue	3,806	4,038	3,729	4,089	3,736	(6)	2
Net interest income	7,311	7,184	7,150	6,926	6,968	2	5
TOTAL NET REVENUE	11,117	11,222	10,879	11,015	10,704	(1)	4

Provision for credit losses	1,050	1,038	389	702	930	1	13

NONINTEREST EXPENSE
Compensation expense	2,382	2,349	2,413	2,478	2,530	1	(6)
Noncompensation expense (a)	3,706	3,923	3,824	3,732	3,660	(6)	1
TOTAL NONINTEREST EXPENSE	6,088	6,272	6,237	6,210	6,190	(3)	(2)

Income before income tax expense	3,979	3,912	4,253	4,103	3,584	2	11
Income tax expense	1,489	1,505	1,623	1,570	1,365	(1)	9
NET INCOME	$2,490	$2,407	$2,630	$2,533	$2,219	3	12

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$4,550	$4,587	$4,555	$4,483	$4,358	(1)	4
Mortgage Banking	1,876	1,680	1,555	1,833	1,749	12	7
Card, Commerce Solutions & Auto	4,691	4,955	4,769	4,699	4,597	(5)	2

FINANCIAL RATIOS
ROE	19%	18%	20%	19%	17%
Overhead ratio	55	56	57	56	58

Headcount	129,925	127,094	128,601	132,302	135,908	2	(4)

(a)
Included operating lease depreciation expense of $432 million, $401 million, $372 million, $348 million and $326 million for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$505,071	$502,652	$484,253	$472,181	$455,624	—%	11%

Loans:
Consumer & Business Banking	22,889	22,730	22,346	21,940	21,608	1	6
Home equity	56,627	58,734	60,849	63,316	65,705	(4)	(14)
Residential mortgage and other	172,413	164,500	153,730	139,814	125,956	5	37
Mortgage Banking	229,040	223,234	214,579	203,130	191,661	3	20
Credit Card	126,090	131,463	126,979	126,025	123,257	(4)	2
Auto	62,937	60,255	57,174	56,330	55,455	4	13
Student	7,890	8,176	8,462	8,763	9,053	(3)	(13)
Total loans	448,846	445,858	429,540	416,188	401,034	1	12
Core loans	348,802	341,881	320,415	301,154	280,252	2	24

Deposits	582,026	557,645	539,182	530,767	531,027	4	10
Equity	51,000	51,000	51,000	51,000	51,000	—	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$503,231	$494,306	$478,914	$463,404	$454,763	2	11

Loans:
Consumer & Business Banking	22,775	22,445	22,069	21,732	21,317	1	7
Home equity	57,717	59,757	62,025	64,502	66,854	(3)	(14)
Residential mortgage and other	168,694	160,925	146,432	132,649	120,658	5	40
Mortgage Banking	226,411	220,682	208,457	197,151	187,512	3	21
Credit Card	127,299	127,620	126,305	124,539	125,025	—	2
Auto	61,252	58,692	56,412	55,800	55,005	4	11
Student	8,034	8,326	8,622	8,907	9,209	(4)	(13)
Total loans	445,771	437,765	421,865	408,129	398,068	2	12
Core loans	343,705	331,296	309,888	290,330	274,578	4	25

Deposits	562,284	545,734	535,987	529,448	512,157	3	10
Equity	51,000	51,000	51,000	51,000	51,000	—	—

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$5,117	$5,313	$5,433	$5,876	$6,143	(4)%	(17)%

Net charge-offs/(recoveries) (c)
Consumer & Business Banking	56	76	50	68	59	(26)	(5)
Home equity	59	45	82	69	87	31	(32)
Residential mortgage and other	1	14	(41)	12	17	(93)	(94)
Mortgage Banking	60	59	41	81	104	2	(42)
Credit Card	830	774	759	800	789	7	5
Auto	67	74	57	32	51	(9)	31
Student	37	55	58	46	51	(33)	(27)
Total net charge-offs/(recoveries)	$1,050	$1,038	$965	$1,027	$1,054	1	—

Net charge-off/(recovery) rate (c)
Consumer & Business Banking	0.99%	1.34%	0.90%	1.26%	1.12%
Home equity (d)	0.55	0.40	0.70	0.57	0.71
Residential mortgage and other (d)	—	0.04	(0.14)	0.05	0.08
Mortgage Banking (d)	0.13	0.13	0.10	0.21	0.30
Credit Card (e)	2.62	2.42	2.41	2.61	2.62
Auto	0.44	0.50	0.40	0.23	0.38
Student	1.85	2.62	2.67	2.07	2.25
Total net charge-off/(recovery) rate (d)	1.04	1.04	1.02	1.14	1.22

30+ day delinquency rate
Mortgage Banking (f)(g)	1.41%	1.57%	1.74%	1.95%	2.30%
Credit Card (h)	1.45	1.43	1.38	1.29	1.41
Auto	0.94	1.35	1.06	0.95	0.90
Student (i)	1.41	1.81	1.99	2.00	1.77

90+ day delinquency rate - Credit Card (h)	0.75	0.72	0.66	0.63	0.73

Allowance for loan losses
Consumer & Business Banking	$703	$703	$703	$703	$703	—	—
Mortgage Banking, excluding PCI loans	1,588	1,588	1,588	1,788	2,088	—	(24)
Mortgage Banking - PCI loans (c)	2,695	2,742	2,788	3,215	3,270	(2)	(18)
Credit Card	3,434	3,434	3,434	3,434	3,434	—	—
Auto	399	399	374	349	350	—	14
Student	299	299	324	349	374	—	(20)
Total allowance for loan losses (c)	$9,118	$9,165	$9,211	$9,838	$10,219	(1)	(11)

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(b)
At March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, nonaccrual loans excluded: (1) mortgage loans insured by U.S. government agencies of $5.7 billion, $6.3 billion, $6.6 billion, $7.0 billion and $7.5 billion, respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program ("FFELP") of $269 million, $290 million, $289 million, $282 million and $346 million, respectively, that are 90 or more days past due. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs and the net charge-off rates for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, excluded $47 million, $46 million, $52 million, $55 million and $55 million, respectively, of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see Summary of Changes in the Allowances on page 26.

(d)
Excludes the impact of PCI loans. For the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of 0.41%, 0.30%, 0.52%, 0.43%, and 0.53%, respectively; (2) residential mortgage and other of -%, 0.03%, (0.11%), 0.04%, and 0.06%, respectively; (3) Mortgage Banking of 0.11%, 0.11%, 0.08%, 0.17%, and 0.23%, respectively; and (4) total CCB of 0.95%, 0.94%, 0.91%, 1.01%, and 1.08%, respectively.

(e)
Average credit card loans included loans held-for-sale of $72 million, $717 million, $1.3 billion, $1.8 billion and $2.7 billion for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively. These amounts are excluded when calculating the net-charge-off rate.

(f)
At March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, excluded mortgage loans insured by U.S. government agencies of $7.6 billion, $8.4 billion, $8.5 billion, $8.8 billion and $9.2 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(g)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 10.47%, 11.21%, 11.29%, 11.65% and 12.25% at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

(h)
Period-end credit card loans included loans held-for-sale of $78 million, $76 million, $1.3 billion, $1.3 billion and $2.4 billion at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively. These amounts are excluded when calculating delinquency rates.

(i)
Excluded student loans insured by U.S government agencies under FFELP of $471 million, $526 million, $507 million, $546 million, and $596 million at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
											1Q16 Change
	1Q16		4Q15		3Q15		2Q15		1Q15		4Q15	1Q15
BUSINESS METRICS
Number of:
Active mobile customers (in thousands) (a)	23,821		22,810		22,232		21,001		19,962		4%	19%
Active online customers, excluding mobile (in thousands)	18,637		16,432		16,279		16,877		17,734		13	5
Active online customer (in thousands)	42,458		39,242		38,511		37,878		37,696		8	13

Consumer & Business Banking
Average deposits	$548,447		$530,611		$519,414		$512,844		$497,610		3	10
Deposit margin	1.86%		1.83%		1.86%		1.92%		1.99%
Business banking origination volume	$1,688		$1,609		$1,715		$1,911		$1,540		5	10
Client investment assets	220,004		218,551		213,263		221,490		219,192		1	—

Mortgage Banking (in billions)
Mortgage origination volume by channel
Retail	$8.7		$8.7		$9.5		$9.8		$8.1		—	7
Correspondent	13.7		13.8		20.4		19.5		16.6		(1)	(17)
Total mortgage origination volume (b)	$22.4		$22.5		$29.9		$29.3		$24.7		—	(9)
Total loans serviced (period-end)	$898.7		$910.1		$929.0		$917.0		$924.3		(1)	(3)
Third-party mortgage loans serviced (period-end)	655.4		674.0		702.6		723.4		723.5		(3)	(9)
MSR carrying value (period-end)	5.7		6.6		6.7		7.6		6.6		(14)	(14)
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	0.87%		0.98%		0.95%		1.05%		0.91%
MSR revenue multiple (c)	2.49	x	2.97	x	2.79	x	3.00	x	2.53	x

Credit Card, excluding Commercial Card
Sales volume (in billions)	$121.7		$130.8		$126.6		$125.7		$112.8		(7)	8
New accounts opened	2.3		2.5		2.0		2.1		2.1		(8)	10
Net revenue rate	11.81		12.54		12.22		12.35		12.19

Commerce Solutions
Merchant processing volume (in billions)	$247.5		$258.2		$235.8		$234.1		$221.2		(4)	12

Auto
Loan and lease origination volume (in billions)	$9.6		$9.2		$8.1		$7.8		$7.3		4	32
Average Auto operating lease assets	9,615		8,794		8,073		7,437		6,899		9	39

(a)	Users of all internet browsers and mobile platforms (mobile smartphone, tablet and SMS) who have logged in within the past 90 days.

(b)
Firmwide mortgage origination volume was $24.4 billion, $24.7 billion, $32.2 billion, $31.7 billion and $26.6 billion for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

(c)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
INCOME STATEMENT
REVENUE
Investment banking fees	$1,321	$1,538	$1,612	$1,825	$1,761	(14)%	(25)%
Principal transactions	2,470	1,396	2,370	2,657	3,482	77	(29)
Lending- and deposit-related fees	394	387	389	400	397	2	(1)
Asset management, administration and commissions	1,069	1,049	1,083	1,181	1,154	2	(7)
All other income	280	268	294	170	280	4	—
Noninterest revenue	5,534	4,638	5,748	6,233	7,074	19	(22)
Net interest income	2,601	2,431	2,420	2,490	2,508	7	4
TOTAL NET REVENUE (a)	8,135	7,069	8,168	8,723	9,582	15	(15)

Provision for credit losses	459	81	232	50	(31)	467	NM

NONINTEREST EXPENSE
Compensation expense	2,600	1,860	2,434	2,656	3,023	40	(14)
Noncompensation expense	2,208	2,576	3,697	2,481	2,634	(14)	(16)
TOTAL NONINTEREST EXPENSE	4,808	4,436	6,131	5,137	5,657	8	(15)

Income before income tax expense	2,868	2,552	1,805	3,536	3,956	12	(28)
Income tax expense	889	804	341	1,195	1,419	11	(37)
NET INCOME	$1,979	$1,748	$1,464	$2,341	$2,537	13	(22)

FINANCIAL RATIOS
ROE	11%	10%	8%	14%	16%
Overhead ratio	59	63	75	59	59
Compensation expense as a percent of total net revenue	32	26	30	30	32

REVENUE BY BUSINESS
Investment banking revenue	$1,231	$1,470	$1,530	$1,746	$1,630	(16)	(24)
Treasury Services	884	901	899	901	930	(2)	(5)
Lending	302	390	334	302	435	(23)	(31)
Total Banking	2,417	2,761	2,763	2,949	2,995	(12)	(19)
Fixed Income Markets	3,597	2,574	2,933	2,931	4,154	40	(13)
Equity Markets	1,576	1,064	1,403	1,576	1,651	48	(5)
Securities Services	881	933	915	995	934	(6)	(6)
Credit Adjustments & Other (b)	(336)	(263)	154	272	(152)	(28)	(121)
Total Markets & Investor Services	5,718	4,308	5,405	5,774	6,587	33	(13)
TOTAL NET REVENUE	$8,135	$7,069	$8,168	$8,723	$9,582	15	(15)

(a)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bond investments of $498 million, $486 million, $417 million, $396 million and $432 million for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively.

(b)
Effective January 1, 2016, consists primarily of credit valuation adjustments (“CVA”) managed by the credit portfolio group, funding valuation adjustments (“FVA”) and debit valuation adjustments (“DVA”) on derivatives. Prior periods also include DVA on fair value option elected liabilities. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets. Effective January 1, 2016, changes in DVA on fair value option elected liabilities is recognized in other comprehensive income. For additional information, see Note 1 on page 28.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
SELECTED BALANCE SHEET DATA (period-end)
Assets	$801,053	$748,691	$801,133	$819,745	$854,275	7%	(6)%
Loans:
Loans retained (a)	109,132	106,908	101,420	96,579	98,625	2	11
Loans held-for-sale and loans at fair value	2,381	3,698	3,369	7,211	3,987	(36)	(40)
Total loans	111,513	110,606	104,789	103,790	102,612	1	9
Core loans	111,050	110,084	104,270	103,235	101,537	1	9

Equity	64,000	62,000	62,000	62,000	62,000	3	3

SELECTED BALANCE SHEET DATA (average)
Assets	$797,548	$797,427	$789,975	$845,225	$865,327	—	(8)
Trading assets - debt and equity instruments	285,122	291,958	288,828	317,385	312,260	(2)	(9)
Trading assets - derivative receivables	62,557	59,425	63,561	68,949	77,353	5	(19)
Loans:
Loans retained (a)	108,712	101,959	97,518	94,711	99,113	7	10
Loans held-for-sale and loans at fair value	3,204	4,897	3,827	5,504	4,061	(35)	(21)
Total loans	111,916	106,856	101,345	100,215	103,174	5	8
Core loans	111,417	106,331	100,809	99,343	102,052	5	9

Equity	64,000	62,000	62,000	62,000	62,000	3	3

Headcount	49,067	49,067	49,384	49,367	50,634	—	(3)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$46	$5	$2	$(15)	$(11)	NM	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(b)	650	428	464	324	251	52	159
Nonaccrual loans held-for-sale and loans at fair value	7	10	12	12	12	(30)	(42)
Total nonaccrual loans	657	438	476	336	263	50	150

Derivative receivables	212	204	235	256	249	4	(15)
Assets acquired in loan satisfactions	62	62	56	60	63	—	(2)
Total nonperforming assets	931	704	767	652	575	32	62
Allowance for credit losses:
Allowance for loan losses	1,497	1,258	1,205	1,086	1,047	19	43
Allowance for lending-related commitments	744	569	547	437	411	31	81
Total allowance for credit losses	2,241	1,827	1,752	1,523	1,458	23	54

Net charge-off/(recovery) rate (a)	0.17%	0.02%	0.01%	(0.06)%	(0.05)%
Allowance for loan losses to period-end loans retained (a)	1.37	1.18	1.19	1.12	1.06
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (c)	2.11	1.88	1.85	1.73	1.64
Allowance for loan losses to nonaccrual loans retained (a)(b)	230	294	260	335	417
Nonaccrual loans to total period-end loans	0.59	0.40	0.45	0.32	0.26

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $233 million, $177 million, $160 million, $64 million and $51 million were held against these nonaccrual loans at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
BUSINESS METRICS
Advisory	$585	$622	$503	$466	$542	(6)%	8%
Equity underwriting	205	314	269	452	399	(35)	(49)
Debt underwriting	531	602	840	907	820	(12)	(35)
Total investment banking fees	$1,321	$1,538	$1,612	$1,825	$1,761	(14)	(25)

Assets under custody (“AUC”) (period-end) (in billions)	$20,283	$19,943	$19,691	$20,497	$20,561	2	(1)

Client deposits and other third-party liabilities (average) (a)	358,926	364,794	372,070	401,280	444,171	(2)	(19)

Trade finance loans (period-end)	18,078	19,255	21,138	21,195	22,853	(6)	(21)

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (b)
Fixed income (c)	$46	$42	$50	$41	$35	10	31
Foreign exchange	9	10	9	9	9	(10)	—
Equities	22	18	20	16	18	22	22
Commodities and other	9	11	10	9	8	(18)	13
Diversification benefit to CIB trading VaR (d)	(32)	(31)	(35)	(37)	(36)	(3)	11
CIB trading VaR (b)	54	50	54	38	34	8	59
Credit portfolio VaR (e)	12	11	13	15	18	9	(33)
Diversification benefit to CIB VaR (d)	(11)	(9)	(10)	(10)	(9)	(22)	(22)
CIB VaR (b)(c)	$55	$52	$57	$43	$43	6	28

(a)	Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 135–137 of the 2015 Annual Report.

(c)
As part of the Firm’s continuous evaluation and periodic enhancement of its VaR model calculations, during the second quarter of 2015 the Firm refined the historical proxy time series inputs to certain VaR models to more appropriately reflect the risk exposure from certain asset-backed products. Had these new time series been used as inputs into these VaR models in the first quarter of 2015, the Firm estimates they would have resulted in a reduction to average Fixed income VaR of $3 million and average CIB VaR of $2 million.

(d)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(e)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$232	$236	$229	$242	$237	(2)%	(2)%
Asset management, administration and commissions	22	20	22	22	24	10	(8)
All other income (a)	302	342	271	345	375	(12)	(19)
Noninterest revenue	556	598	522	609	636	(7)	(13)
Net interest income	1,247	1,162	1,122	1,130	1,106	7	13
TOTAL NET REVENUE (b)	1,803	1,760	1,644	1,739	1,742	2	4

Provision for credit losses	304	117	82	182	61	160	398%

NONINTEREST EXPENSE
Compensation expense	334	310	311	308	309	8	8
Noncompensation expense	379	440	408	395	400	(14)	(5)
TOTAL NONINTEREST EXPENSE	713	750	719	703	709	(5)	1

Income before income tax expense	786	893	843	854	972	(12)	(19)
Income tax expense	290	343	325	329	374	(15)	(22)
NET INCOME	$496	$550	$518	$525	$598	(10)	(17)

Revenue by product
Lending	$928	$887	$850	$867	$825	5	12
Treasury services	694	655	633	646	647	6	7
Investment banking	155	156	130	196	248	(1)	(38)
Other	26	62	31	30	22	(58)	18
Total Commercial Banking net revenue	$1,803	$1,760	$1,644	$1,739	$1,742	2	4

Investment banking revenue, gross (c)	$483	$455	$382	$589	$753	6	(36)

Revenue by client segment
Middle Market Banking	$717	$702	$675	$688	$677	2	6
Corporate Client Banking	501	470	446	532	564	7	(11)
Commercial Term Lending	361	331	318	318	308	9	17
Real Estate Banking	140	138	123	117	116	1	21
Other	84	119	82	84	77	(29)	9
Total Commercial Banking net revenue	$1,803	$1,760	$1,644	$1,739	$1,742	2	4

FINANCIAL RATIOS
ROE	11%	15%	14%	14%	17%
Overhead ratio	40	43	44	40	41

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income from municipal bond activity of $120 million, $149 million, $116 million, $115 million and $113 million for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively.

(c)	Represents the total revenue from investment banking products sold to CB clients.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)
	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$204,602	$200,700	$201,157	$201,377	$197,931	2%	3%
Loans:
Loans retained	173,583	167,374	162,269	157,947	153,173	4	13
Loans held-for-sale and loans at fair value	338	267	213	1,506	507	27	(33)
Total loans	$173,921	$167,641	$162,482	$159,453	$153,680	4	13
Core loans	173,316	166,939	161,662	158,568	152,659	4	14
Equity	16,000	14,000	14,000	14,000	14,000	14	14

Period-end loans by client segment:
Middle Market Banking	$52,532	$51,362	$51,985	$51,713	$51,071	2	3
Corporate Client Banking	33,761	31,871	29,634	30,171	28,379	6	19
Commercial Term Lending	64,292	62,860	60,684	58,314	55,824	2	15
Real Estate Banking	17,719	16,211	15,068	14,231	13,537	9	31
Other	5,617	5,337	5,111	5,024	4,869	5	15
Total Commercial Banking loans	$173,921	$167,641	$162,482	$159,453	$153,680	4	13

SELECTED BALANCE SHEET DATA (average)
Total assets	$202,492	$200,325	$197,274	$198,740	$195,927	1	3
Loans:
Loans retained	169,837	165,679	158,845	155,110	149,731	3	13
Loans held-for-sale and loans at fair value	448	188	359	870	557	138	(20)
Total loans	$170,285	$165,867	$159,204	$155,980	$150,288	3	13
Core loans	169,626	165,091	158,364	155,016	149,239	3	14
Client deposits and other third-party liabilities	173,079	178,637	180,892	197,004	210,046	(3)	(18)
Equity	16,000	14,000	14,000	14,000	14,000	14	14

Average loans by client segment:
Middle Market Banking	$51,419	$51,844	$51,373	$51,440	$50,538	(1)	2
Corporate Client Banking	32,929	31,840	28,964	28,986	26,653	3	24
Commercial Term Lending	63,475	61,574	59,323	56,814	54,754	3	16
Real Estate Banking	17,021	15,565	14,487	13,732	13,472	9	26
Other	5,441	5,044	5,057	5,008	4,871	8	12
Total Commercial Banking loans	$170,285	$165,867	$159,204	$155,980	$150,288	3	13

Headcount	7,971	7,845	7,735	7,568	7,489	2	6

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$6	$16	$(2)	$(4)	$11	(63)	(45)
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (a)	1,257	375	423	384	304	235	313
Nonaccrual loans held-for-sale and loans
at fair value	—	18	16	14	12	(100)	(100)
Total nonaccrual loans	1,257	393	439	398	316	220	298

Assets acquired in loan satisfactions	1	8	4	5	5	(88)	(80)
Total nonperforming assets	1,258	401	443	403	321	214	292
Allowance for credit losses:
Allowance for loan losses	3,099	2,855	2,782	2,705	2,519	9	23
Allowance for lending-related commitments	252	198	170	163	162	27	56
Total allowance for credit losses	3,351	3,053	2,952	2,868	2,681	10	25

Net charge-off/(recovery) rate (b)	0.01%	0.04%	—%	(0.01)%	0.03%
Allowance for loan losses to period-end loans retained	1.79	1.71	1.71	1.71	1.64
Allowance for loan losses to nonaccrual loans retained (a)	247	761	658	704	829
Nonaccrual loans to period-end total loans	0.72	0.23	0.27	0.25	0.21

(a)
Allowance for loan losses of $278 million, $64 million, $80 million, $42 million, and $29 million was held against nonaccrual loans retained at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively.

(b)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,016	$2,328	$2,237	$2,381	$2,229	(13)%	(10)%
All other income	229	46	24	163	155	398	48
Noninterest revenue	2,245	2,374	2,261	2,544	2,384	(5)	(6)
Net interest income	727	671	633	631	621	8	17
TOTAL NET REVENUE	2,972	3,045	2,894	3,175	3,005	(2)	(1)

Provision for credit losses	13	17	(17)	—	4	(24)	225

NONINTEREST EXPENSE
Compensation expense	1,241	1,307	1,218	1,299	1,289	(5)	(4)
Noncompensation expense	834	889	891	1,107	886	(6)	(6)
TOTAL NONINTEREST EXPENSE	2,075	2,196	2,109	2,406	2,175	(6)	(5)

Income before income tax expense	884	832	802	769	826	6	7
Income tax expense	297	325	327	318	324	(9)	(8)
NET INCOME	$587	$507	$475	$451	$502	16	17

REVENUE BY LINE OF BUSINESS
Global Investment Management	$1,499	$1,615	$1,483	$1,670	$1,533	(7)	(2)
Global Wealth Management	1,473	1,430	1,411	1,505	1,472	3	—
TOTAL NET REVENUE	$2,972	$3,045	$2,894	$3,175	$3,005	(2)	(1)

FINANCIAL RATIOS
ROE	25%	21%	20%	19%	22%
Overhead ratio	70	72	73	76	72
Pretax margin ratio:
Global Investment Management	33	36	31	26	30
Global Wealth Management	26	17	24	22	25
Asset Management	30	27	28	24	27

Headcount	20,885	20,975	20,651	20,237	20,095	—	4

Number of client advisors	2,750	2,778	2,796	2,746	2,803	(1)	(2)

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$131,276	$131,451	$131,412	$134,059	$126,233	—%	4%
Loans (a)	111,050	111,007	110,314	109,336	104,165	—	7
Core loans	111,050	111,007	110,314	109,336	104,165	—	7
Deposits	152,908	146,766	140,121	141,179	155,347	4	(2)
Equity	9,000	9,000	9,000	9,000	9,000	—	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$129,790	$130,980	$131,100	$130,548	$126,276	(1)	3
Loans	110,497	110,305	108,741	107,250	103,286	—	7
Core loans	110,497	110,305	108,741	107,250	103,286	—	7
Deposits	150,616	145,623	141,896	152,563	158,240	3	(5)
Equity	9,000	9,000	9,000	9,000	9,000	—	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$9	$8	$2	$(1)	$3	13%	200
Nonaccrual loans	335	218	229	209	175	54	91
Allowance for credit losses:
Allowance for loan losses	270	266	258	273	271	2	—
Allowance for lending-related commitments	4	5	4	5	5	(20)	(20)
Total allowance for credit losses	274	271	262	278	276	1	(1)
Net charge-off/(recovery) rate	0.03%	0.03%	0.01%	—%	0.01%
Allowance for loan losses to period-end loans	0.24	0.24	0.23	0.25	0.26
Allowance for loan losses to nonaccrual loans	81	122	113	131	155
Nonaccrual loans to period-end loans	0.30	0.20	0.21	0.19	0.17

(a)
Included $27.7 billion, $26.6 billion, $25.4 billion, $24.0 billion, and $23.0 billion of prime mortgage loans reported in the Consumer, excluding credit card, loan portfolio at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Mar 31, 2016
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
CLIENT ASSETS	2016	2015	2015	2015	2015	2015	2015
Assets by asset class
Liquidity	$424	$464	$463	$466	$454	(9)%	(7)%
Fixed income	365	342	351	357	359	7	2
Equity	346	353	336	380	380	(2)	(9)
Multi-asset and alternatives	541	564	561	578	566	(4)	(4)
TOTAL ASSETS UNDER MANAGEMENT	1,676	1,723	1,711	1,781	1,759	(3)	(5)
Custody/brokerage/administration/deposits	647	627	612	642	646	3	—
TOTAL CLIENT ASSETS	$2,323	$2,350	$2,323	$2,423	$2,405	(1)	(3)

MEMO:
Alternatives client assets (a)	$151	$172	$172	$173	$168	(12)	(10)

Assets by client segment
Private Banking	$428	$437	$438	$452	$440	(2)	(3)
Institutional	798	816	816	830	825	(2)	(3)
Retail	450	470	457	499	494	(4)	(9)
TOTAL ASSETS UNDER MANAGEMENT	$1,676	$1,723	$1,711	$1,781	$1,759	(3)	(5)

Private Banking	$1,057	$1,050	$1,037	$1,080	$1,073	1	(1)
Institutional	814	824	823	838	833	(1)	(2)
Retail	452	476	463	505	499	(5)	(9)
TOTAL CLIENT ASSETS	$2,323	$2,350	$2,323	$2,423	$2,405	(1)	(3)

Assets under management rollforward
Beginning balance	$1,723	$1,711	$1,781	$1,759	$1,744
Net asset flows:
Liquidity	(27)	(1)	(5)	6	(1)
Fixed income	11	(7)	(5)	3	2
Equity	(5)	3	(5)	(1)	4
Multi-asset and alternatives	6	(5)	6	11	10
Market/performance/other impacts	(32)	22	(61)	3	—
Ending balance	$1,676	$1,723	$1,711	$1,781	$1,759

Client assets rollforward
Beginning balance	$2,350	$2,323	$2,423	$2,405	$2,387
Net asset flows	(7)	1	(7)	16	17
Market/performance/other impacts	(20)	26	(93)	2	1
Ending balance	$2,323	$2,350	$2,323	$2,423	$2,405

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
INCOME STATEMENT
REVENUE
Principal transactions	$97	$(56)	$(70)	$67	$100	NM	(3)%
Securities gains	51	72	25	40	53	(29)	(4)
All other income (a)	121	571	118	(7)	(113)	(79)	NM
Noninterest revenue	269	587	73	100	40	(54)	NM
Net interest income	(213)	64	(123)	(221)	(253)	NM	16
TOTAL NET REVENUE (b)	56	651	(50)	(121)	(213)	(91)	NM

Provision for credit losses	(2)	(2)	(4)	1	(5)	—	60

NONINTEREST EXPENSE (c)	153	609	172	44	152	(75)	1
Income/(loss) before income tax expense/(benefit)	(95)	44	(218)	(166)	(360)	NM	74
Income tax benefit (d)	(63)	(178)	(1,935)	(606)	(418)	65	85
NET INCOME/(LOSS)	$(32)	$222	$1,717	$440	$58	NM	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(94)	137	(89)	(163)	(378)	NM	75
Other Corporate	150	514	39	42	165	(71)	(9)
TOTAL NET REVENUE	$56	$651	$(50)	$(121)	$(213)	(91)	NM

NET INCOME/(LOSS)
Treasury and CIO	(111)	138	(40)	(112)	(221)	NM	50
Other Corporate	79	84	1,757	552	279	(6)	(72)
TOTAL NET INCOME/(LOSS)	$(32)	$222	$1,717	$440	$58	NM	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$781,806	$768,204	$798,680	$821,736	$942,556	2	(17)
Loans	1,983	2,187	2,332	2,480	2,694	(9)	(26)
Core loans (e)	1,978	2,182	2,327	2,474	2,672	(9)	(26)

Headcount	29,572	29,617	29,307	27,985	27,019	—	9

SUPPLEMENTAL INFORMATION
TREASURY and CHIEF INVESTMENT OFFICE (“CIO”)
Securities gains	$51	$72	$25	$40	$53	(29)%	(4)%
Investment securities portfolio (average) (f)	283,443	296,693	306,370	322,954	333,692	(4)	(15)
Investment securities portfolio (period-end) (g)	282,424	287,777	303,057	314,048	327,859	(2)	(14)
Mortgage loans (average)	2,005	2,221	2,400	2,599	2,790	(10)	(28)
Mortgage loans (period-end)	1,927	2,136	2,293	2,455	2,664	(10)	(28)

Private equity portfolio
Carrying value	$2,004	$2,103	$2,192	$2,718	$3,064	(5)	(35)
Cost	3,512	3,798	3,832	4,252	4,485	(8)	(22)

(a)	Included revenue related to a legal settlement of $514 million for the three months ended December 31, 2015.

(b)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $218 million, $219 million, $215 million, $202 million, and $203 million for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively.

(c)
Included legal expense of $407 million, $102 million, and $305 million for the three months ended December 31, 2015, September 30, 2015, and March 31, 2015, respectively; legal expense for the three months ended March 31, 2016 and June 30, 2015 was not material.

(d)	The three months ended September 30, 2015 reflected tax benefits of $1.9 billion, due to the resolution of various tax audits.

(e)
Average core loans were $2.1 billion, $2.3 billion, $2.4 billion $2.6 billion, and $2.8 billion for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively.

(f)
Average investment securities included held-to-maturity balances of $48.3 billion, $49.5 billion, $50.7 billion, $50.7 billion, and $49.3 billion for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively.

(g)
Period-end investment securities included held-to-maturity balances of $47.9 billion, $49.1 billion, $50.2 billion, $51.6 billion, and $49.3 billion at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Mar 31, 2016
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2016	2015	2015	2015	2015	2015	2015
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$314,128	$303,357	$289,496	$272,975	$259,561	4%	21%
Loans - PCI	39,743	40,998	42,236	43,806	45,356	(3)	(12)
Total loans retained	353,871	344,355	331,732	316,781	304,917	3	16
Loans held-for-sale	321	466	237	1,505	298	(31)	8
Total consumer, excluding credit card loans	354,192	344,821	331,969	318,286	305,215	3	16

Credit card loans
Loans retained (b)	126,012	131,387	125,634	124,705	120,835	(4)	4
Loans held-for-sale	78	76	1,345	1,320	2,422	3	(97)
Total credit card loans	126,090	131,463	126,979	126,025	123,257	(4)	2
Total consumer loans	480,282	476,284	458,948	444,311	428,472	1	12

Wholesale loans (c)
Loans retained	364,312	357,050	346,927	338,219	331,219	2	10
Loans held-for-sale and loans at fair value	2,719	3,965	3,582	8,717	4,494	(31)	(39)
Total wholesale loans	367,031	361,015	350,509	346,936	335,713	2	9

Total loans	847,313	837,299	809,457	791,247	764,185	1	11

Derivative receivables	70,209	59,677	68,668	67,451	81,574	18	(14)
Receivables from customers and other (d)	16,294	13,497	17,016	22,591	22,777	21	(28)
Total credit-related assets	86,503	73,174	85,684	90,042	104,351	18	(17)

Lending-related commitments
Consumer, excluding credit card	60,744	58,478	60,005	59,817	60,151	4	1
Credit card	532,224	515,518	526,433	523,717	533,511	3	—
Wholesale	367,466	366,399	354,348	352,048	355,504	—	3
Total lending-related commitments	960,434	940,395	940,786	935,582	949,166	2	1

Total credit exposure	$1,894,250	$1,850,868	$1,835,927	$1,816,871	$1,817,702	2	4

Memo: Total by category
Consumer exposure (e)	$1,073,377	$1,050,405	$1,045,505	$1,027,958	$1,022,239	2	5
Wholesale exposures (f)	820,873	800,463	790,422	788,913	795,463	3	3
Total credit exposure	$1,894,250	$1,850,868	$1,835,927	$1,816,871	$1,817,702	2	4

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AM, and prime mortgage loans reported in Corporate.

(b)	Includes accrued interest and fees net of an allowance for the uncollectible portion of accrued interest and fee income.

(c)	Includes loans reported in CIB, CB and AM business segments and Corporate.

(d)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(e)	Represents total consumer loans and lending-related commitments.

(f)	Represents total wholesale loans and lending-related commitments, derivative receivables and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2016
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2016	2015	2015	2015	2015	2015	2015
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$5,225	$5,413	$5,530	$5,984	$6,241	(3)	(16)

Wholesale nonaccrual loans
Loans retained	2,203	988	1,086	873	696	123	217
Loans held-for-sale and loans at fair value	7	28	28	26	24	(75)	(71)
Total wholesale nonaccrual loans	2,210	1,016	1,114	899	720	118	207

Total nonaccrual loans	7,435	6,429	6,644	6,883	6,961	16	7

Derivative receivables	212	204	235	256	249	4	(15)
Assets acquired in loan satisfactions	376	401	415	449	504	(6)	(25)
Total nonperforming assets	8,023	7,034	7,294	7,588	7,714	14	4
Wholesale lending-related commitments (d)	722	193	176	133	131	274	451
Total nonperforming exposure	$8,745	$7,227	$7,470	$7,721	$7,845	21	11

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.88%	0.77%	0.82%	0.87%	0.91%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.48	1.57	1.67	1.88	2.04
Total wholesale nonaccrual loans to total
wholesale loans	0.60	0.28	0.32	0.26	0.21

(a)
At March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $5.7 billion, $6.3 billion, $6.6 billion, $7.0 billion and $7.5 billion, respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $269 million, $290 million, $289 million, $282 million and $346 million, respectively, that are 90 or more days past due; (3) real estate owned (“REO”) insured by U.S. government agencies of $360 million, $343 million, $327 million, $384 million and $469 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)
Includes nonaccrual loans held-for-sale of $61 million, $98 million, $212 million and $16 million at March 31, 2016, December 31, 2015, June 30, 2015, and March 31, 2015, respectively. There were no nonaccrual loans held-for-sale at September 30, 2015.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q16 Change
	1Q16	4Q15	3Q15	2Q15	1Q15	4Q15	1Q15
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,555	$13,466	$13,915	$14,065	$14,185	1%	(4)%
Net charge-offs:
Gross charge-offs	1,357	1,300	1,305	1,284	1,352	4	—
Gross recoveries	(247)	(236)	(342)	(277)	(300)	(5)	18
Net charge-offs	1,110	1,064	963	1,007	1,052	4	6
Write-offs of PCI loans and other (a)	47	46	52	55	55	2	(15)
Provision for loan losses	1,596	1,200	567	908	988	33	62
Other	—	(1)	(1)	4	(1)	100	100
Ending balance	$13,994	$13,555	$13,466	$13,915	$14,065	3	(1)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$786	$735	$620	$593	$622	7	26
Provision for lending-related commitments	228	51	115	27	(29)	347	NM
Ending balance	$1,014	$786	$735	$620	$593	29	71

Total allowance for credit losses	$15,008	$14,341	$14,201	$14,535	$14,658	5	2

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.25%	0.31%	0.25%	0.29%	0.36%
Credit card retained loans	2.62	2.42	2.41	2.61	2.62
Total consumer retained loans	0.89	0.88	0.85	0.95	1.01
Wholesale retained loans	0.07	0.03	—	(0.02)	—
Total retained loans	0.53	0.52	0.49	0.53	0.57
Consumer retained loans, excluding credit card and
PCI loans	0.29	0.35	0.29	0.34	0.42
Consumer retained loans, excluding PCI loans	0.97	0.97	0.94	1.06	1.14
Total retained, excluding PCI loans	0.56	0.54	0.51	0.56	0.61

Memo: Average retained loans
Consumer retained, excluding credit card loans	$348,916	$339,637	$323,458	$311,074	$299,789	3	16
Credit card retained loans	127,227	126,903	125,048	122,732	122,352	—	4
Total average retained consumer loans	476,143	466,540	448,506	433,806	422,141	2	13
Wholesale retained loans	360,306	350,370	339,172	331,924	327,895	3	10
Total average retained loans	$836,449	$816,910	$787,678	$765,730	$750,036	2	12

Consumer retained, excluding credit card and
PCI loans	$308,526	$298,047	$280,475	$266,567	$253,829	4	22
Consumer retained, excluding PCI loans	435,753	424,950	405,524	389,299	376,181	3	16
Total retained, excluding PCI loans	796,055	775,316	744,692	721,219	704,072	3	13

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2016
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2016	2015	2015	2015	2015	2015	2015
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$371	$364	$359	$436	$537	2%	(31)%
Formula-based	2,694	2,700	2,702	2,841	3,065	—	(12)
PCI	2,695	2,742	2,788	3,215	3,270	(2)	(18)
Total consumer, excluding credit card	5,760	5,806	5,849	6,492	6,872	(1)	(16)
Credit card
Asset-specific (a)(b)	427	460	485	518	458	(7)	(7)
Formula-based	3,007	2,974	2,949	2,916	2,976	1	1
Total credit card	3,434	3,434	3,434	3,434	3,434	—	—
Total consumer	9,194	9,240	9,283	9,926	10,306	—	(11)
Wholesale
Asset-specific (a)	565	274	281	147	115	106	391
Formula-based	4,235	4,041	3,902	3,842	3,644	5	16
Total wholesale	4,800	4,315	4,183	3,989	3,759	11	28
Total allowance for loan losses	13,994	13,555	13,466	13,915	14,065	3	(1)
Allowance for lending-related commitments	1,014	786	735	620	593	29	71
Total allowance for credit losses	$15,008	$14,341	$14,201	$14,535	$14,658	5	2

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.63%	1.69%	1.76%	2.05%	2.25%
Credit card allowance to total credit card retained loans	2.73	2.61	2.73	2.75	2.84
Wholesale allowance to total wholesale retained loans	1.32	1.21	1.21	1.18	1.13
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.47	1.35	1.34	1.30	1.26
Total allowance to total retained loans	1.66	1.63	1.67	1.78	1.86
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	112	109	106	112	110
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	143	161	152	158	154
Wholesale allowance to wholesale retained nonaccrual loans	218	437	385	457	540
Total allowance to total retained nonaccrual loans	190	215	204	209	203

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.98	1.01	1.06	1.20	1.39
Total allowance to total retained loans	1.40	1.37	1.40	1.45	1.52
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	59	58	55	57	58
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	107	117	109	109	106
Total allowance to total retained nonaccrual loans	153	172	161	161	156

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses is related to loans that have been modified in a TDR; such allowance is calculated based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 25.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES AND OTHER NOTES

Non-GAAP Financial Measures

The following are several of the non-GAAP financial measures that the Firm uses:

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(c)
Tangible common equity (“TCE”), Return on tangible common equity (“ROTCE”), and Tangible book value per share (“TBVPS”). TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(d)
Corporate & Investment Bank calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

Other Notes

(1) Effective January 1, 2016, the Firm adopted new accounting guidance related to the recognition and measurement of financial liabilities where the fair value option has been elected. This guidance requires the portion of the total change in fair value caused by changes in the Firm’s own credit risk (DVA) to be presented separately in other comprehensive income; previously these amounts were recognized in net income. The guidance was required to be applied as of the beginning of the fiscal year of adoption by means of a cumulative effect adjustment to the Consolidated balance sheet, which resulted in a reclassification from retained earnings to accumulated other comprehensive income. The adoption of this guidance had no material impact on the Firm’s Consolidated Financial Statements.

(2) Effective January 1, 2016, the Firm adopted new accounting guidance related to share-based payments, including the accounting for income taxes and classification in the statement of cash flows. The guidance requires that all excess tax benefits and tax deficiencies that pertain to share-based payment arrangements be recognized within income tax expense in the Consolidated statements of income; previously such amounts were recognized within additional paid-in capital. The adoption of this guidance had no material impact on the Firm’s Consolidated Financial Statements.